Enovis Announces First Quarter 2023 Results

•Strong start to the year with sales growth of 8%, organic growth of 9% and strong EBITDA margin expansion

•Organic growth of 9% reflects 19% organic growth in Recon and 4% organic growth in P&R

•Reported a first quarter net loss from continuing operations of $0.42 per share with adjusted earnings per diluted share of $0.44

•Increased 2023 financial outlook

WILMINGTON, DE, May 4, 2023 (GLOBE NEWSWIRE)—Enovis™ Corporation (NYSE: ENOV), an innovation-driven, medical technology growth company, today announced its financial results for the first quarter ended March 31, 2023. The Company will host an investor conference call and live webcast to discuss these results today at 8:30 am ET.

First Quarter 2023 Financial Results

Enovis’ first quarter net sales of $406 million grew 8% from the prior year quarter, including 9% organic growth and a 1.5% currency headwind. Sales in the Reconstructive segment grew 19%, both as reported and organically, and the Prevention and Recovery segment grew 2%, with 4% organic growth.

Enovis also reported a first quarter operating loss of $25 million and adjusted EBITDA of $56 million, or 13.9% of sales, an improvement of 120 basis points versus the comparable prior year quarter.

The Company reported a first quarter 2023 net loss from continuing operations of $23 million, or $0.42 per share, and adjusted earnings per share of $0.44.

“We had a great start to the 2023 fiscal year, exceeding our expectations with strong organic growth and expanding margins while supporting key investments in innovation and acquisitions,” said Matt Trerotola, Chief Executive Officer of Enovis. “We outperformed our markets with double-digit organic growth in Recon and mid-single-digit organic growth in P&R. We look forward to continuing our operating momentum while deploying our strong balance sheet against a robust M&A pipeline.”

First Quarter 2023 Business Highlights

•Celebrated the one-year anniversary of Enovis as an independent med-tech growth company

•Completed agreement to acquire Novastep®, strengthening Enovis’ position in bunion – the largest and fastest-growing segment of the Foot and Ankle market; acquisition expected to close in Q2

•Recognized by Newsweek as one of America’s Greatest Workplaces for Diversity

2023 Financial Outlook

Enovis updated its financial expectations for 2023. Revenue is expected to organically grow 6-7% from the prior year versus prior expectations of 5-6% growth, and adjusted EBITDA is forecasted to be $259-$267 million as compared with the previous outlook of $255-265 million. Adjusted earnings per diluted share was updated from $2.15-$2.30 to $2.18-$2.32.

Conference call and Webcast

Investors can access the webcast via a link on the Enovis website, www.enovis.com. For those planning to participate on the call, please dial (833) 630-1956 (U.S. callers) or +1 (412) 317-1873 (International callers) and ask to join the Enovis call. A link to a replay of the call will also be available on the Enovis website later in the day.

ABOUT ENOVIS

Enovis Corporation (NYSE: ENOV) is an innovation-driven medical technology growth company dedicated to developing clinically differentiated solutions that generate measurably better patient outcomes and transform workflows. Powered by a culture of continuous improvement, global talent and innovation, the Company’s extensive range of products, services and integrated technologies fuels active lifestyles in orthopedics and beyond. The Company’s shares of common stock are listed in the United States on the New York Stock Exchange under the symbol ENOV. For more information about Enovis, please visit www.enovis.com.

Forward-Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Enovis’ plans, goals, objectives, outlook, expectations and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on Enovis’ current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Enovis’ results to differ materially from current expectations include, but are not limited to, risks related to the impact of the COVID-19 global pandemic; the war in Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of Ukraine; macroeconomic conditions, including the impact of increasing inflationary pressures; supply chain disruptions; increasing energy costs and availability concerns, particularly in the European market; the impacts of the recently completed spin-off of ESAB Corporation into an independent publicly traded company (the “Separation”); the potential to incur significant liability if the Separation is determined to be a taxable transaction; the ability to realize the anticipated benefits of the Separation; the financial and operating performance of the Company following the Separation; other impacts on Enovis’ business and ability to execute business continuity plans; and the other factors detailed in Enovis’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as well as the other risks discussed in Enovis’ filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. Enovis disclaims any duty to update the information herein.

Non-GAAP Financial Measures

Enovis has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, adjusted net income per diluted share from continuing operations, adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted EBITDA margin and organic sales growth.

Adjusted net income from continuing operations and Adjusted net income per diluted share from continuing operations excludes restructuring and other charges, European Union Medical Device Regulation (“MDR”) and other costs, amortization of acquired intangibles, inventory step up costs, strategic transaction costs, debt extinguishment costs, insurance settlement gain, gains and losses on the Company’s investments, stock compensation costs, and other income. Adjusted net income adjusts interest expense for periods prior to 2023 to reflect pro forma interest from the Company’s term loan facility under the Company’s current capital structure after giving effect to the completing of the refinancing transactions in connection with the Separation, and it includes the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments. Enovis also presents adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net income from continuing operations.

Adjusted EBITDA represents net income or loss from continuing operations excluding taxes, depreciation and amortization, stock-based compensation costs and restructuring and other charges, MDR and other costs, strategic transaction costs, insurance settlement (gain) loss, and inventory step up costs. Enovis presents adjusted EBITDA margin, which is subject to the same adjustments as adjusted EBITDA.

Organic sales growth excludes the impact of acquisitions and foreign exchange rate fluctuations.

These non-GAAP financial measures assist Enovis management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Enovis management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release. Enovis does not provide reconciliations of adjusted EBITDA or adjusted earnings per share on a forward-looking basis to the closest GAAP financial measures, as such information is not available without unreasonable efforts on a forward-looking basis due to uncertainties regarding, and the potential variability of, reconciling items excluded from these measures. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period.

Derek Leckow
Vice President, Investor Relations
Enovis Corporation
+1-302-421-1971
investorrelations@enovis.com

Enovis Corporation
Condensed Consolidated Statements of Operations
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended
	March 31, 2023	April 1, 2022

Net sales	$406,151	$375,457
Cost of sales	171,086	169,557
Gross profit	235,065	205,900
Gross profit margin	57.9%	54.8%
Selling, general and administrative expense	207,165	188,480
Research and development expense	18,193	14,842
Amortization of acquired intangibles	32,040	30,786
Restructuring and other charges	2,635	2,419
Operating loss	(24,968)	(30,627)
Operating loss margin	(6.1)%	(8.2)%
Interest expense, net	5,652	7,064
Other income	(661)	—
Loss from continuing operations before income taxes	(29,959)	(37,691)
Income tax expense (benefit)	(7,113)	364
Net loss from continuing operations	(22,846)	(38,055)
Income (loss) from discontinued operations, net of taxes	(312)	54,356
Net income (loss)	(23,158)	16,301
Less: net income attributable to noncontrolling interest from continuing operations - net of taxes	192	267
Less: net income attributable to noncontrolling interest from discontinued operations - net of taxes	—	966
Net income (loss) attributable to Enovis Corporation	$(23,350)	$15,068
Net income (loss) per share - basic and diluted
Continuing operations	$(0.42)	$(0.71)
Discontinued operations	$(0.01)	$0.99
Consolidated operations	$(0.43)	$0.28

Enovis Corporation
Reconciliation of GAAP to non-GAAP Financial Measures
Change in Sales
Dollars in millions
(Unaudited)

	Net Sales
	Prevention and Recovery		Reconstructive		Total Enovis
	$	Change %	$	Change %	$	Change %

For the three months ended April 1, 2022	$244.8		$130.6		$375.5
Components of Change:
Existing businesses(1)	10.1	4.1%	25.1	19.2%	35.2	9.4%
Acquisitions(2)	—	—%	1.1	0.8%	1.1	0.3%
Foreign currency translation(3)	(4.2)	(1.7)%	(1.4)	(1.1)%	(5.6)	(1.5)%
	5.9	2.4%	24.8	19.0%	30.7	8.2%
For the three months ended March 31, 2023	$250.7		$155.4		$406.2
(1) Excludes the impact of foreign exchange rate fluctuations and acquisitions, thus providing a measure of growth due to factors such as price, product mix and volume.
(2) Represents the incremental sales as a result of acquisitions closed subsequent to the beginning of the prior year period.
(3) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

Enovis Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended
	March 31, 2023	April 1, 2022
Adjusted Net Income and Adjusted Net Income Per Share
Net loss from continuing operations attributable to Enovis Corporation(1) (GAAP)	$(23.0)	$(38.3)
Restructuring and other charges - pretax(2)	2.9	3.0
MDR and other costs - pretax(3)	7.8	2.6
Amortization of acquired intangibles - pretax	32.0	30.8
Inventory step-up - pretax	0.1	5.1
Strategic transaction costs - pretax(4)	11.6	11.7
Pro forma interest expense adjustment(5)	—	6.1
Stock-based compensation	6.9	6.7
Other income	(0.7)	—
Tax adjustment(6)	(13.6)	(7.4)
Adjusted net income from continuing operations (non-GAAP)	$24.1	$20.2
Adjusted net income margin from continuing operations	5.9%	5.4%
Weighted-average shares outstanding - diluted (in thousands)	54,835	54,409
Adjusted net income per share - diluted from continuing operations (non-GAAP)	$0.44	$0.37
Net loss per share - diluted from continuing operations (GAAP)	$(0.42)	$(0.71)
__________
(1) Net loss from continuing operations attributable to Enovis Corporation for the respective periods is calculated using Net loss from continuing operations less the continuing operations component of the income attributable to noncontrolling interest, net of taxes, of $0.2 million and $0.3 million for the three months ended March 31, 2023 and April 1, 2022, respectively.
(2) Restructuring and other charges includes $0.3 million and $0.5 million of expense classified as Cost of sales on our Condensed Consolidated Statements of Operations for the three months ended March 31, 2023 and April 1, 2022, respectively.
(3) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union MDR. These costs are classified as Selling, general and administrative expense on our Condensed Consolidated Statements of Operations.
(4) Strategic transaction costs includes costs related to the Separation and certain transaction and integration costs related to recent acquisitions.
(5) Adjusts interest expense to reflect pro forma interest from the Company’s term loan facility after giving effect to the completion of the refinancing transactions in connection with the Separation.
(6) The effective tax rates used to calculate adjusted net income and adjusted net income per share were 21.0% and 27.4% for the three months ended March 31, 2023 and April 1, 2022, respectively.

Enovis Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Dollars in millions
(Unaudited)

	Three Months Ended
	March 31, 2023	April 1, 2022
	(Dollars in millions)
Net loss from continuing operations (GAAP)	$(22.8)	$(38.1)
Income tax expense (benefit)	(7.1)	0.4
Other income	(0.7)	—
Interest expense, net	5.7	7.1
Operating loss (GAAP)	(25.0)	(30.6)
Adjusted to add:
Restructuring and other charges(1)	2.9	3.0
MDR and other costs(2)	7.8	2.6
Strategic transaction costs(3)	11.6	11.7
Stock-based compensation	6.9	6.7
Depreciation and other amortization	20.0	18.5
Amortization of acquired intangibles	32.0	30.8
Inventory step-up	0.1	5.1
Adjusted EBITDA (non-GAAP)	$56.4	$47.7
Adjusted EBITDA margin (non-GAAP)	13.9%	12.7%
__________
(1) Restructuring and other charges includes $0.3 million and $0.5 million of expense classified as Cost of sales on our Condensed Consolidated Statements of Operations for the three months ended March 31, 2023 and April 1, 2022, respectively.
(2) Primarily related to costs specific to compliance with medical device reporting regulations and other requirements of the European Union MDR. These costs are classified as Selling, general and administrative expense on our Condensed Consolidated Statements of Operations.
(3) Strategic transaction costs includes costs related to the Separation and certain transaction and integration costs related to recent acquisitions.

Enovis Corporation
Condensed Consolidated Balance Sheets
Dollars in thousands, except share amounts
(Unaudited)

	March 31, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$21,900	$24,295
Trade receivables, less allowance for credit losses of $8,063 and $7,965	280,748	267,380
Inventories, net	438,957	426,643
Prepaid expenses	30,487	28,550
Other current assets	61,018	48,155
Total current assets	833,110	795,023
Property, plant and equipment, net	245,989	236,741
Goodwill	1,987,222	1,983,588
Intangible assets, net	1,081,801	1,110,727
Lease asset - right of use	63,590	66,881
Other assets	87,874	80,288
Total assets	$4,299,586	$4,273,248

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$—	$219,279
Accounts payable	151,743	135,628
Accrued liabilities	197,754	210,292
Total current liabilities	349,497	565,199
Long-term debt, less current portion	285,000	40,000
Non-current lease liability	49,293	51,259
Other liabilities	170,525	166,989
Total liabilities	854,315	823,447
Equity:
Common stock, $0.001 par value; 133,333,333 shares authorized; 54,493,154 and 54,228,619 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	54	54
Additional paid-in capital	2,933,773	2,925,729
Retained earnings	552,382	575,732
Accumulated other comprehensive loss	(42,870)	(53,430)
Total Enovis Corporation equity	3,443,339	3,448,085
Noncontrolling interest	1,932	1,716
Total equity	3,445,271	3,449,801
Total liabilities and equity	$4,299,586	$4,273,248

Enovis Corporation
Condensed Consolidated Statements of Cash Flows
Dollars in thousands
(Unaudited)

	Three Months Ended
	March 31, 2023	April 1, 2022

Cash flows from operating activities:
Net (loss) income	$(23,158)	$16,301
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation, amortization and other impairment charges	51,991	66,026
Stock-based compensation expense	7,606	9,857
Non-cash interest expense	838	978
Deferred income tax expense	831	2,232
Loss on sale of property, plant and equipment	429	352
Changes in operating assets and liabilities:
Trade receivables, net	(12,288)	(20,690)
Inventories, net	(9,249)	(70,830)
Accounts payable	15,621	24,713
Other operating assets and liabilities	(25,164)	(43,362)
Net cash provided by (used in) operating activities	7,457	(14,423)
Cash flows from investing activities:
Purchases of property, plant and equipment and intangibles	(30,443)	(24,089)
Proceeds from sale of property, plant and equipment	—	2,746
Acquisitions, net of cash received, and investments	(3,942)	(13,823)
Net cash used in investing activities	(34,385)	(35,166)
Cash flows from financing activities:
Payments under term credit facility	(219,468)	—
Proceeds from borrowings on revolving credit facilities and other	250,000	—
Repayments of borrowings on revolving credit facilities and other	(5,672)	(7,428)
Proceeds from issuance of common stock, net	438	1,199
Deferred consideration payments and other	(800)	(4,590)
Net cash provided by (used in) financing activities	24,498	(10,819)
Effect of foreign exchange rates on Cash and cash equivalents	35	2,542
Decrease in Cash and cash equivalents	(2,395)	(57,866)
Cash and cash equivalents, beginning of period	24,295	719,370
Cash and cash equivalents, end of period	$21,900	$661,504